                                                                    EXHIBIT 99.1

                           SYNAGRO TECHNOLOGIES, INC.
                             LETTER OF TRANSMITTAL

                         FOR TENDER OF ALL OUTSTANDING
      9 1/2% SENIOR SUBORDINATED NOTES DUE 2009 IN EXCHANGE FOR REGISTERED
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2009

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2002 (THE "EXPIRATION DATE"), UNLESS SOONER TERMINATED OR EXTENDED. OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THE EXCHANGE OFFER.

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                        For Delivery By Mail (registered
                        or certified mail recommended),
                         Overnight Delivery or By Hand:
                Wells Fargo Bank Minnesota, National Association
                           505 Main Street, Suite 301
                            Fort Worth, Texas 76102
                Attn: Melissa A. Scott, Corporate Trust Officer

            By Facsimile Transmission (eligible institutions only):
                                 (817) 885-8650
                Attn: Melissa A. Scott, Corporate Trust Officer

                             Confirm by telephone:
                                 (817) 334-7065

     Delivery of this instrument to an address other than as shown above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt and review of the prospectus
dated          , 2002 (the "Prospectus") of Synagro Technologies, Inc. (the
"Issuer") and this Letter of Transmittal which together constitute the Issuer's offer to exchange its 9 1/2% Senior Subordinated Notes due 2009 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of issued and outstanding unregistered 9 1/2% Senior Subordinated Notes due 2009 (the "Old Notes"). The exchange of Old Notes for New Notes and the related documentation are referred to as the "Exchange Offer." Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

     The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Old Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which such Exchange Offer is extended. The Issuer shall notify Wells Fargo Bank Minnesota, National Association (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The New Notes will bear interest at 9 1/2% per annum. Interest payment dates will be April 1 and October 1 of each year, commencing October 1, 2002. Registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid from April 17. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Interest will be paid to the person in whose name the applicable New Note is registered at the close of business on March 15, in the case of the April 1 interest payment date, and September 15, in the case of the October 1 interest payment date. Interest will be computed on the basis of 360-day year of twelve 30-day months. No additional interest will be payable on the New Notes.

     This Letter of Transmittal is to be used by a holder of Old Notes if:

     - certificates of Old Notes are to be forwarded herewith; or

     - delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program."

     Tenders by book-entry transfer may also be made by delivering an agent's message pursuant to DTC's Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer for Old Notes means any person in whose name such Old Notes are registered on the books of Synagro Technologies, Inc., any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver the Old Notes by book-entry transfer to DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

     Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

     List below the Old Notes tendered under this Letter of Transmittal. If the space below is inadequate, list the title, registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OUTSTANDING NOTES TENDERED
------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON OUTSTANDING NOTES
                                         (PLEASE FILL IN, IF BLANK)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                            OLD NOTE(S) TENDERED
------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE
                                                                      PRINCIPAL AMOUNT        PRINCIPAL
                                                     REGISTERED        REPRESENTED BY          AMOUNT
                TITLE OF SERIES                      NUMBER(S)*            NOTE(S)           TENDERED**
------------------------------------------------------------------------------------------------------------
 Synagro Technologies, Inc.
 9 1/2% Senior Subordinated Notes due 2009
                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Total
------------------------------------------------------------------------------------------------------------

    *     Need not be completed by book-entry holders.
    **    Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

    [ ]   CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

    [ ]   CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY
          BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY
          ELIGIBLE INSTITUTIONS ONLY):



          Name of Tendering Institution:
                                         ---------------------------------------------------------------------



          Book-Entry Facility Account Number(s):
                                         ---------------------------------------------------------------------



          Transaction Code Number(s):
                                         ---------------------------------------------------------------------

    [ ]   CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO
          A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE
          AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):



          Name(s) of Registered Holder(s) of Old Notes:
                                         ---------------------------------------------------------------------



          Date of Execution of Notice of Guaranteed Delivery:
                                         ---------------------------------------------------------------------



          Name(s) of Registered Holder(s) of Old Notes:
                                         ---------------------------------------------------------------------



          Window Ticket Number (if available):
                                         ---------------------------------------------------------------------



          Name of Eligible Institution that Guaranteed Delivery:
                                         ---------------------------------------------------------------------



          DTC Account Number(s) (if delivered by book-entry transfer):
                                         ---------------------------------------------------------------------



          Transaction Code Number (if delivered by book-entry transfer):
                                         ---------------------------------------------------------------------



          Name of Tendering Institution (if delivered by book-entry transfer):
                                         ---------------------------------------------------------------------

    [ ]   CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND
          NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
          ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

    [ ]   CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
          COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:



          Name:
                                         ---------------------------------------------------------------------



          Address:
                                         ---------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to participate in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the New Notes are acquired as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW,
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of the Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

     - deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the DTC, to the Issuer and deliver all accompanying evidence of transfer and authenticity; and

     - present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer as contemplated herein.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available April 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale or resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders are not engaging in, do not intend to participate in and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents to the Issuer that:

     - neither the holder nor any other person receiving New Notes in the Exchange Offer is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or a broker-dealer tendering Old Notes acquired directly from the Issuer for its own account;

     - if the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes; the undersigned represents that it is not engaged in, and does not intend to participate in, a distribution of New Notes;

     - neither the undersigned nor any other person receiving notes in the Exchange Offer has an arrangement of understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act; and

     - the New Notes to be received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned.

     If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the New Notes are being acquired by it as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a Prospectus, however, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

     - the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the DTC.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under Special Delivery Instructions as promptly as practicable after the Expiration Date for such Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Withdrawal of Tenders."

     The undersigned acknowledges that the Issuer's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer of their obligations under the registration rights agreement and that the Issuer shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the Old Notes tendered hereby. In such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the DTC). Similarly, unless otherwise indicated under "Special

Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Outstanding Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue New Notes and/or Old Notes to:

Name
      --------------------------------------------------------------------------

Address
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                             (Please Type or Print)

                          Credit Unexchanged Old Notes
                        Delivered by Book-Entry Transfer
                           to the DTC Account Number
                                   Set Forth:

--------------------------------------------------------------------------------
                              DTC Account Number:

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver New Notes and/or Old Notes to:

Name
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                             (Please Type or Print)

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
              (Signature(s) of Registered Holder(s) of Old Notes)

Dated ________, 2002

    (The above lines must be signed by the registered holder(s) of Old Notes as your name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
         -----------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title):
                         -------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                 -----------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                     -----------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                    (Title)


--------------------------------------------------------------------------------
                                 (Name of Firm)


--------------------------------------------------------------------------------
                         (Address, Including Zip Code)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated ________, 2002

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes or Agent's Message and Book-Entry Confirmation. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the DTC of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent's message in lieu hereof), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure delivery to the Exchange Agent before the Expiration Date. NEITHER THIS LETTER TRANSMITTAL NOR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUER.

     All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. See "The Exchange Offer" section of the Prospectus.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, or (b) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (c) who are unable to comply with the applicable procedures under the DTC's Automated Tender Offer Program on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Pursuant to such procedures:

     - such tender must be made by or through a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents' Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges' Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution");

     - prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five Nasdaq National Market trading days after such Expiration

       Date, this Letter of Transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     - this Letter of Transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper from for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within five Nasdaq National Market trading days after such Expiration Date.

     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     3. Tender by Holder. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this Letter of Transmittal.

     No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant's account at the DTC)and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the DTC as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

     7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number or, if a U.S. resident alien, his or her IRS individual taxpayer identification number. If the Issuer is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by Internal Revenue Service and backup withholding, currently at a rate of 30%, on interest payments on the New Notes.

     To prevent backup withholding, each tendering holder and each prospective holder that is a U.S. person (including a U.S. resident alien) must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying (a) that the TIN provided is correct (or that such holder is awaiting a TIN), (b) that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding and (c) that the holder is a U.S. person (including a U.S. resident alien). If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its

TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

     Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit an applicable Form W-8 (Form W-8BEN, Form W-8ECI, Form W-8EXP or Form W-8JMY, signed under penalties of perjury, attesting to their foreign status. The applicable Form W-8 can be obtained from the Exchange Agent.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which might, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

     13. Request for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

---------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR NAME,    --------------------------------------
                               ADDRESS, AND TAXPAYER IDENTIFICATION    TIN
 FORM W-9                      NUMBER (TIN).
                              --------------------------------------  --------------------------------------
 DEPARTMENT OF THE TREASURY    Name                                    Social Security Number
 INTERNAL REVENUE SERVICE     --------------------------------------
                               Address (Number and Street)            --------------------------------------
                                                                       Employer ID Number
                              --------------------------------------
                               City, State and Zip Code

                              ------------------------------------------------------------------------------
                               PART 2 -- CERTIFICATION -- Under penalties of perjury. I certify that:
 PAYOR'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)   (1) The number shown in Part 1 of this form is my correct Taxpayer
                                   Identification Number (or I have checked the box in Part 1 and executed the
                                   Certificate of Awaiting Taxpayer Identification Number below;
                               (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or because the IRS has notified me that I am no longer subject to backup withholding; and
                               (3) I am a U.S. person (including a U.S. resident alien).
---------------------------------------------------------------------------------------------------------------

 CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been
 notified by the IRS that you are subject to backup withholding because of underreporting   Awaiting TIN  [ ]
 interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS  Please complete the
 that you are no longer subject to backup withholding, do not cross out item (2).           Certificate of
                                                                                            Awaiting Taxpayer
 SIGNATURE ______________________________________________________________________________   Identification
                                                                                            Number below.
 DATE _____________________________________________________________________________, 2002

---------------------------------------------------------------------------------------------------------------

             FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU
                         WITH RESPECT TO THE NEW NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 30% (29% for 2004-2005 and 28% thereafter), of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

_______________________________________   ________________________________, 2002
                Signature                                Date

--------------------------------------------------------------------------------

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